UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2018

CEMTREX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37464	30-0399914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Engineers Lane
Farmingdale, New York	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 756-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

CURRENT REPORT ON FORM 8-K

Cemtrex, Inc.

September 28, 2018

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Accounting Firm

On September 24, 2018, Cemtrex, Inc. (“we,” “our,” “us” or the “Company”) was informed by Green & Company, CPAs, our prior independent registered public accounting firm, that Haynie & Company (“H&C”) acquired certain assets of Green & Company, CPAs. As a result of the acquisition, on September 24, 2018, Green & Company, CPAs resigned as the independent public accounting firm of the Company.

During the two most recent fiscal quarters and through September 24, 2018, the entirety of our engagement with Green & Company, CPAs, (i) there were no disagreements between the Company and Green & Company, CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Green & Company, CPAs, would have caused Green & Company, CPAs to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such years, and (ii) Green & Company, CPAs, did not advise us of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Green & Company, CPAs, with a copy of the foregoing disclosures and requested that Green & Company, CPAs, furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Green & Company, CPAs, agrees with the disclosures. A copy of such letter, dated September 27, 2018, is attached as Exhibit 16.1.

(b) New Independent Accounting Firm

Effective September 24, 2018, we engaged H&C to serve as our independent registered public accounting firm for the year ending September 30, 2018. The engagement of H&C was approved by our Audit Committee.

During the Company’s two most recent fiscal years and through September 24, 2018, neither we nor anyone acting on our behalf consulted with H&C regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to the Company that H&C concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title
16.1	Letter to the Securities and Exchange Commission from Green & Company, CPAs regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMTREX, INC.

Date: September 28, 2018	By:	/s/ Saagar Govil
Saagar Govil
Chairman, President and Chief Executive Officer